                       SEMIANNUAL REPORT  / JUNE 30 1999

                              AIM BASIC VALUE FUND

                                 [COVER IMAGE]

                           [AIM LOGO APPEARS HERE]

                                [ COVER IMAGE ]

                     -------------------------------------

               STILL LIFE (THE CHEST OF DRAWERS) BY PAUL CEZANNE

            A CONTEMPORARY OF THE IMPRESSIONISTS, CEZANNE CHALLENGED

            THE CONVENTIONAL IDEAS THEIR WORKS EMBODIED IN THE 19TH

          CENTURY. AS A RESULT, HIS ART WAS UNDERVALUED AND OFTEN MIS-

            UNDERSTOOD IN HIS LIFETIME. HOWEVER, HIS WORKS AND IDEAS

          INFLUENCED THE DEVELOPMENT OF MANY 20TH-CENTURY ARTISTS AND

           MOVEMENTS, SUCH AS CUBISM, AND SOME NOW REGARD HIM AS THE

         FATHER OF MODERN PAINTING. THIS PIECE EXHIBITS THE SIMPLICITY

             AND DELICATE TONAL HARMONY THAT TYPIFY CEZANNE'S WORK.

                     -------------------------------------

AIM Basic Value Fund seeks long-term growth of capital by investing in companies whose prospects and growth potential are undervalued by investors.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Basic Value Fund (formerly GT Global America Value Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B, Class C and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o Had fees and expenses not been waived during the reporting period, the fund's returns would have been lower.
o Because Class C shares have been offered for less than one year (since 5/3/99), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o   Beginning March 1, 1999, Advisor Class shares were closed to new investors.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Growth and Income Funds Index represents an average of the performance of the 30 largest growth-and-income funds. It is compiled by Lipper, Inc., an independent mutual-fund performance monitor. Results shown assume the reinvestment of dividends.
o The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

    AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
               GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD
                        LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/99, including sales charges

CLASS A SHARES

Inception (10/18/95)           21.76%
1 year                         19.05

CLASS B SHARES

Inception (10/18/95)           22.39%
1 year                         20.11

CLASS C SHARES

Inception (5/3/99)              4.51%

ADVISOR CLASS SHARES

Inception (10/18/95)           24.12%
1 year                         26.41


Past performance cannot guarantee comparable future results.
================================================================================

   MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS
           OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM
                       THE HISTORICAL PERFORMANCE SHOWN.

                              AIM BASIC VALUE FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
   [PHOTO OF        many of your minds may be, "How will the year 2000 computer
   Charles T.       issue affect AIM and my investments?" We would like you to
     Bauer,         feel comfortable. We are pleased to be able to report to you
  Chairman of       that as of June 1999 we achieved a major milestone toward
  the Board of      year 2000 compliance status: we have successfully completed
    THE FUND        the testing of all of our mission-critical systems.
 APPEARS HERE]          Earlier this year, AIM participated in an industrywide
                    test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K).
                    Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

 PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED
                     AIM'S YEAR 2000 READINESS DISCLOSURE.

                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                     -------------------------------------

                              AIM BASIC VALUE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



RESURGENCE OF VALUE STOCKS PROPELS FUND



THE FIRST HALF OF 1999 USHERED IN A REVERSAL IN THE TRENDS OF THE PAST COUPLE OF YEARS AS VALUE STOCKS OUTSHINED GROWTH STOCKS. HOW DID AIM BASIC VALUE FUND PERFORM?
AIM Basic Value Fund performed very well in this environment. For the six months ended June 30, 1999, the fund posted a total return of 25.37% for Class A shares, 24.90% for Class B shares and 25.53% for Advisor Class shares. These returns are at net asset value, which does not include sales charges. The fund soundly beat both its benchmarks--the Russell 1000 Value Index had a return of 12.87% for the period, while the S&P 500 Index had a return of 12.38%. The fund also beat the Lipper Growth and Income Funds Index, which had a return of 11.68% for the period.
    Class C shares of the fund, which commenced sales on May 3, 1999, had a cumulative total return of 5.51% through June 30, excluding sales charges.
    Since day-to-day management of AIM Basic Value Fund moved to AIM Advisors, Inc. on September 8, 1998, Class A, Class B and Advisor Class shares of the fund are up 45.01%, 44.15% and 45.40%, respectively, through the end of the reporting period, excluding sales charges. Comparatively, the S&P 500 had a return of 35.61% for the same period.
    Total net assets in the fund more than doubled from $27.5 million to $65.3 million during the six-month reporting period.

WHAT CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?
Last year, growth stocks outperformed value stocks by the largest margin ever. During the first part of 1999, a handful of large-cap growth stocks drove U.S. markets,

===============================================================================
FUND OUTPERFORMS INDEXES

Six-month returns as of 6/30/99, excluding sales charges
-------------------------------------------------------------------------------

Class A Shares                          25.37%

Class B Shares                          24.90%

Advisor Class Shares                    25.53%

Russell 1000 Value Index                12.87%

S&P 500 Index                           12.38%

Lipper G&I Index                        11.68%

===============================================================================


===============================================================================
GROWTH OF NET ASSETS

As of 6/30/99
-------------------------------------------------------------------------------
                                       millions

12/31/98                                $27.5

6/30/99                                 $65.3
===============================================================================

causing a narrow environment in which investors looked to large, well-established companies as well as high-flying Internet stocks. At the end of the first quarter of 1999, the Russell 1000 Value Index trailed the S&P 500 Index, returning 1.43% vs. 4.98%, respectively.
    In recent months, though, value stocks have surged ahead on the heels of recovering global economies, positive earnings reports and the broadening U.S. market. Recovery of overseas markets has meant that commodities--stocks such as paper, steel and oil--have seen improved earnings after being pummeled last year when markets went south. As often happens with value stocks, a small improvement in fundamentals can bring about a significant gain in performance. Case in point: as of June 30, the Russell 1000 Value Index was ahead of the S&P 500 for the year, up 12.87% vs. 12.38%, respectively.

WHAT HAS THE RECOVERY OF FOREIGN MARKETS MEANT FOR THE FUND?
We believe last year's Asian economic collapse disrupted all major commodity markets, and now a self-correcting process is occurring at varying degrees. Semiconductors were the first to recover because of strong end-market growth. However, we have also seen improving supply and demand in oil, paper and steel. We have opportunistically added to these cyclical sectors, but the largest positions in the portfolio remain in quality companies that are temporarily out of favor.
    Our top sector weightings as of June 30, 1999 were as follows: financials, 15.09%; capital goods, 12.90%; technology, 12.40%; and health care, 9.74%. We had 56 holdings in our portfolio at the end of the reporting period.

HAS THE CHANGED MARKET ENVIRONMENT AFFECTED YOUR STOCK SELECTION?
From a valuation standpoint, the best opportunities recently have been in the mid-cap universe; the fund is about evenly weighted between mid- and large/mega-cap stocks, at 45% and 50% of the portfolio, respectively. The way we select stocks is the same regardless of the size of the company.
    We have a clearly defined buy-and-sell discipline within our value universe. We emphasize stock selection based on primary research on the companies in which we are interested. A successful value investor studies a company's business model as well as its balance sheet. Great companies seldom remain undervalued for more than two or three years, which is our holding period. (For more on value investing, see the sidebar.)

          See important fund and index disclosures inside front cover.

                              AIM BASIC VALUE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


                    ----------------------------------------

                    WHEREAS MARKETS LAST YEAR WERE DOMINATED

                        BY FEARS OF A GLOBAL RECESSION,

                       THUS FAR IN 1999 THERE SEEM TO BE

                     EXPECTATIONS OF GLOBAL EXPANSION . . .

                    ----------------------------------------


WHAT ARE SOME STOCKS THAT HAVE DONE WELL FOR THE FUND?
The basic-materials sector was strong for the fund, with good results from Georgia-Pacific (a leading manufacturer and distributor of building and paper products) and International Paper (a worldwide distributor of paper and office supplies). In capital goods, the fund benefited from owning Parker Hannifin, a maker of hydraulic (liquid) and pneumatic (gas or air) motion-control products; Kennametal, which makes metal-cutting, mining and highway construction tools and equipment; and Raychem, a materials-science company that was recently bought by Tyco International.
    Energy was also a top-performing group for the fund. ENSCO International and Diamond Offshore Drilling, two international offshore drilling companies that are also fund holdings, have both benefited from the rebound in oil prices.
    In the financial arena, mortgage insurers were strong performers. One such fund holding is MGIC, a leading provider of mortgage insurance to lenders.

WHAT IS YOUR OUTLOOK?
Some analysts think that summer will bring a slowdown in the markets because of continued interest-rate and inflation worries. During the last twenty years, each initial rate increase has left many stocks stumbling after a few months as rising rates slow the economy down and hamper earnings growth. Even so, corporate earnings are likely to remain robust for the most part. It remains to be seen whether the markets will continue to favor value and other cyclical stocks, as has recently been the case.
    Strong economic growth continues to buoy U.S. markets. Whereas markets last year were dominated by fears of a global recession, thus far in 1999 there seem to be expectations of global expansion, with many analysts and investors saying the global financial crisis is over. Other reasons to be optimistic are acceleration in U.S. gross domestic product and an increase in interest rates, which has historically favored value funds. We believe that the fund is well positioned for growth, and we continue to find attractive values in quality companies that are temporarily out of favor.


PORTFOLIO COMPOSITION

As of 6/30/99, based on total net assets

==================================================================================================================
  TOP 10 EQUITY HOLDINGS                                           TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------
  1. United Healthcare Corp.                     3.41%             1. Electric Companies                     6.54%
  2. Bank of America Corp.                       2.99              2. Oil & Gas (Drilling & Equipment)       5.08
  3. Citigroup Inc.                              2.89              3. Financial (Diversified)                4.49
  4. Phillips Electronics N.V.                   2.66              4. Electric Equipment                     4.41
  5. Millipore Corp.                             2.63              5. Retail (Department Stores)             4.03
  6. Novellus Systems, Inc.                      2.62              6. Health Care (Managed Care)             3.89
  7. Beckman Coulter Inc.                        2.61              7. Banks (Money Center)                   3.78
  8. Computer Associates International, Inc.     2.55              8. Manufacturing (Specialized)            3.73
  9. Mattel, Inc.                                2.54              9. Insurance (Property & Casualty)        3.73
 10. First Data Corp.                            2.41             10. Computers (Software & Services)        3.24

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================

WHAT IS VALUE INVESTING?
Value investing was developed by Benjamin Graham and David Dodd in the 1930s around a basic notion: buy low and sell high. Graham and Dodd believed that investors often overreact to short-term negative events. So they suggested buying stocks in companies that, for some short-term reason or market event, are oversold, overlooked or unappreciated. They believed that over time, the market would recognize the true value of such companies, causing their stock prices to appreciate.
    For AIM Basic Value Fund, low prices serve as a starting point for researching attractive companies with proven track records. We talk a lot about "intrinsic value" when it comes to value investing. A company's intrinsic value--what we believe is its fair value--is based on its business model, cash flows and growth prospects. We compare a company's stock price to its calculated intrinsic value and then rank the stock based on its appreciation potential.
    We follow four rules for our value investment discipline:
    1.  Focus on companies, not industries, sectors or countries.
    2.  Buy stocks selling at a substantial discount to their intrinsic value.
    3. Concentrate the portfolio in companies with attractive business models and long-term growth rates.
    4.  Maintain a strong sell discipline.


          See important fund and index disclosures inside front cover.

                              AIM BASIC VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-77.16%

BANKS (MAJOR REGIONAL)-1.71%

Fleet Financial Group, Inc.              25,200   $  1,118,250
--------------------------------------------------------------

BANKS (MONEY CENTER)-3.78%

Bank of America Corp.                    26,625      1,951,945
--------------------------------------------------------------
Chase Manhattan Corp. (The)               2,650        229,556
--------------------------------------------------------------
First Union Corp.                         6,100        286,700
--------------------------------------------------------------
                                                     2,468,201
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.12%

Sigma-Aldrich Corp.                      21,200        730,075
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.98%

Adaptec, Inc.(a)                         20,200        713,312
--------------------------------------------------------------
Quantum Corp.(a)                         24,000        579,000
--------------------------------------------------------------
                                                     1,292,312
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-3.24%

Computer Associates International,
  Inc.                                   30,300      1,666,500
--------------------------------------------------------------
Synopsys, Inc.(a)                         8,100        447,019
--------------------------------------------------------------
                                                     2,113,519
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.04%

McKesson HBOC, Inc.                      21,200        681,050
--------------------------------------------------------------

ELECTRIC COMPANIES-6.54%

DQE, Inc.                                 7,700        308,962
--------------------------------------------------------------
GPU, Inc.                                 9,800        413,437
--------------------------------------------------------------
Illinova Corp.                           32,200        877,450
--------------------------------------------------------------
Niagara Mohawk Holdings, Inc.(a)         73,700      1,183,806
--------------------------------------------------------------
Northeast Utilities(a)                   43,400        767,638
--------------------------------------------------------------
Texas Utilities Co.                      17,500        721,875
--------------------------------------------------------------
                                                     4,273,168
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.75%

Raychem Corp.                            30,900      1,143,300
--------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.77%

PE Corp.-PE Biosystems Group              4,400        504,900
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-1.47%

Analog Devices, Inc.(a)                  19,100        958,581
--------------------------------------------------------------

ENGINEERING & CONSTRUCTION-1.49%

McDermott International, Inc.            34,500        974,625
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-2.62%

Novellus Systems, Inc.(a)                25,100      1,713,075
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.49%

Citigroup, Inc.                          39,700      1,885,750
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

MGIC Investment Corp.                    21,500   $  1,045,438
--------------------------------------------------------------
                                                     2,931,188
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-0.39%

Pharmacia & Upjohn, Inc.                  4,500        255,656
--------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.81%

Health Management Associates,
  Inc.-Class A(a)                        47,100        529,875
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-2.05%

HCR Manor Care, Inc.(a)                  55,300      1,337,569
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-3.89%

PacifiCare Health Systems, Inc.(a)        4,300        309,331
--------------------------------------------------------------
United Healthcare Corp.                  35,600      2,229,450
--------------------------------------------------------------
                                                     2,538,781
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.60%

Beckman Coulter, Inc.                    35,000      1,701,875
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.58%

Delphi Financial Group, Inc.             10,488        376,257
--------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-3.73%

Radian Group, Inc.                       27,998      1,366,652
--------------------------------------------------------------
XL Capital Ltd.                          18,900      1,067,850
--------------------------------------------------------------
                                                     2,434,502
--------------------------------------------------------------

IRON & STEEL-1.51%

LTV Corp. (The)                         147,800        988,413
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-2.54%

Mattel, Inc.                             62,860      1,661,861
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-3.73%

Millipore Corp.                          42,400      1,719,850
--------------------------------------------------------------
Parker Hannifin Corp.                    15,700        718,275
--------------------------------------------------------------
                                                     2,438,125
--------------------------------------------------------------

METAL FABRICATORS-1.56%

Kennametal, Inc.                         32,800      1,016,800
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-5.08%

Diamond Offshore Drilling, Inc.          30,400        862,600
--------------------------------------------------------------
ENSCO International, Inc.                48,000        957,000
--------------------------------------------------------------
Schlumberger Ltd.                        18,500      1,178,219
--------------------------------------------------------------
Transocean Offshore, Inc.                12,100        317,625
--------------------------------------------------------------
                                                     3,315,444
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
OIL (DOMESTIC INTEGRATED)-1.14%

Atlantic Richfield Co.                    8,900   $    743,706
--------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-0.36%

Mobil Corp.                               2,400        237,600
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-1.98%

Georgia Pacific Corp.                     7,500        355,313
--------------------------------------------------------------
International Paper Co.                  18,600        939,300
--------------------------------------------------------------
                                                     1,294,613
--------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-0.80%

Starwood Hotels & Resorts
  Worldwide, Inc.                        17,083        522,099
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-4.03%

Federated Department Stores,
  Inc.(a)                                15,400        815,238
--------------------------------------------------------------
J.C. Penney Co., Inc.                    11,200        543,900
--------------------------------------------------------------
Saks, Inc.(a)                            44,000      1,270,500
--------------------------------------------------------------
                                                     2,629,638
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.68%

Toys "R" Us, Inc.(a)                     21,600        446,850
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.41%

First Data Corp.                         32,200      1,575,788
--------------------------------------------------------------

TELEPHONE-1.45%

Bell Atlantic Corp.                      14,500        947,938
--------------------------------------------------------------

TOBACCO-2.13%

Philip Morris Companies, Inc.            34,650      1,392,497
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
WASTE MANAGEMENT-1.71%

Waste Management, Inc.                   20,767   $  1,116,226
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $42,900,143)                            50,404,357
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-2.66%

NETHERLANDS-2.66%

Koninklijke (Royal) Philips
  Electronics N.V.-ADR (Electrical
  Equipment) (Cost $1,252,409)           17,204      1,735,454
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
U.S. TREASURY SECURITIES-0.07%

U.S. TREASURY BILL-0.07%(B)

   4.70%, 09/30/99 (Cost $45,472)   $    46,000   $     45,473
--------------------------------------------------------------
    Total Investments, Excluding
      Repurchase Agreement (Cost
      $44,198,024)                                  52,185,284
--------------------------------------------------------------

REPURCHASE AGREEMENT-19.96%(C)

CIBC Oppenheimer Corp., 4.95%,

  07/01/99 (Cost $13,037,336)(d)     13,037,336     13,037,336
--------------------------------------------------------------
TOTAL INVESTMENTS-99.85%                            65,222,620
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.15%                                     96,312
--------------------------------------------------------------
NET ASSETS-100.00%                                $ 65,318,932
==============================================================

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) U.S. Treasury Bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.

(d) Joint repurchase agreement entered into 06/30/99 with a maturing value of $300,041,250. Collateralized by U.S. Government obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, excluding repurchase
  agreements, at market value (cost
  $44,198,024)                                $52,185,284
---------------------------------------------------------
Repurchase agreement (cost $13,037,336)        13,037,336
---------------------------------------------------------
Receivables for:
  Variation margin                                 13,750
---------------------------------------------------------
  Fund shares sold                              1,850,091
---------------------------------------------------------
  Dividends and interest                           49,862
---------------------------------------------------------
Other assets                                       37,479
---------------------------------------------------------
    Total assets                               67,173,802
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         1,536,346
---------------------------------------------------------
  Fund shares reacquired                          217,844
---------------------------------------------------------
Accrued administrative services fees                1,039
---------------------------------------------------------
Accrued distribution fees                          59,024
---------------------------------------------------------
Accrued trustees' fees                              1,500
---------------------------------------------------------
Accrued transfer agent fees                         6,935
---------------------------------------------------------
Accrued operating expenses                         32,182
---------------------------------------------------------
    Total liabilities                           1,854,870
---------------------------------------------------------
Net assets applicable to shares outstanding   $65,318,932
---------------------------------------------------------

NET ASSETS:

Class A                                       $30,834,731
=========================================================
Class B                                       $31,244,848
=========================================================
Class C                                       $ 1,642,288
=========================================================
Advisor Class                                 $ 1,597,065
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         1,356,757
=========================================================
Class B                                         1,405,948
=========================================================
Class C                                            73,886
=========================================================
Advisor Class                                      69,413
=========================================================

Class A:
  Net asset value and redemption price per
    share                                     $     22.73
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $22.73
      divided by 94.50%)                      $     24.05
=========================================================
Class B:
  Net asset value and offering price per
    share                                     $     22.22
=========================================================
Class C:
  Net asset value and offering price per
    share                                     $     22.23
=========================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                           $     23.01
=========================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $3,153 foreign withholding
tax)                                           $  225,803
---------------------------------------------------------
Interest                                           94,878
---------------------------------------------------------
Securities lending                                  1,692
---------------------------------------------------------
    Total investment income                       322,373
---------------------------------------------------------

EXPENSES:

Management fees                                   123,049
---------------------------------------------------------
Administrative services fees                        6,635
---------------------------------------------------------
Custodian fees                                      6,628
---------------------------------------------------------
Trustees' fees                                      5,605
---------------------------------------------------------
Distribution fees -- Class A                       23,787
---------------------------------------------------------
Distribution fees -- Class B                       95,941
---------------------------------------------------------
Distribution fees -- Class C                        1,013
---------------------------------------------------------
Transfer agent fees -- Class A                     19,112
---------------------------------------------------------
Transfer agent fees -- Class B                     27,346
---------------------------------------------------------
Transfer agent fees -- Class C                        298
---------------------------------------------------------
Transfer agent fees -- Advisor Class                1,686
---------------------------------------------------------
Filing fees                                        49,274
---------------------------------------------------------
Printing fees                                      28,126
---------------------------------------------------------
Professional fees                                  39,052
---------------------------------------------------------
Other                                               5,139
---------------------------------------------------------
    Total expenses                                432,691
---------------------------------------------------------
Less: Fee waivers                                 (75,485)
---------------------------------------------------------
     Expenses paid indirectly                        (220)
---------------------------------------------------------
     Net expenses                                 356,986
---------------------------------------------------------
Net investment income (loss)                      (34,613)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         3,510,246
---------------------------------------------------------
  Futures contracts                               (33,646)
---------------------------------------------------------
                                                3,476,600
---------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                         4,469,556
---------------------------------------------------------
  Futures contracts                                41,910
---------------------------------------------------------
                                                4,511,466
---------------------------------------------------------
Net gain from investment securities and
  futures contracts                             7,988,066
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $7,953,453
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998

(Unaudited)

                                                                 JUNE 30,      DECEMBER 31,
                                                                   1999            1998
                                                                -----------    ------------
OPERATIONS:

  Net investment income (loss)                                  $   (34,613)   $   (49,775)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures and
    option contracts                                              3,476,600         44,601
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, futures and option contracts                      4,511,466      1,516,960
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          7,953,453      1,511,786
-------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains on investment securities:

  Class A                                                                --       (141,471)
-------------------------------------------------------------------------------------------
  Class B                                                                --       (313,992)
-------------------------------------------------------------------------------------------
  Advisor Class                                                          --        (18,735)
-------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                        18,521,333      1,006,548
-------------------------------------------------------------------------------------------
  Class B                                                         9,462,102         87,004
-------------------------------------------------------------------------------------------
  Class C                                                         1,602,210             --
-------------------------------------------------------------------------------------------
  Advisor Class                                                     261,296        562,783
-------------------------------------------------------------------------------------------
    Net increase in net assets                                   37,800,394      2,693,923
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            27,518,538     24,824,615
-------------------------------------------------------------------------------------------
  End of period                                                 $65,318,932    $27,518,538
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $53,878,006    $24,031,065
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (37,137)        (2,524)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, and futures and option contracts                  3,448,893        (27,707)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, and
    futures and option contracts                                  8,029,170      3,517,704
-------------------------------------------------------------------------------------------
                                                                $65,318,932    $27,518,538
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end series management investment company consisting of six separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Effective March 1, 1999, the Fund has discontinued sales of the Advisor Class shares to new investors. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund's investment objective is to achieve long-term growth of capital. The Fund invests substantially all of its investable assets in Value Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies, and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. At June 30, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund and the Portfolio in the preparation of the financial statements.

A. Security Valuations-Each equity security is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's and Portfolio's officers in a manner specifically authorized by the Boards of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE".)
     Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Boards of Trustees of the Trust and the Portfolio.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions, if any, are declared and paid annually.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.

E. Deferred Organizational Expenses-Expenses incurred by the Fund and the Portfolio in connection with their organization, their initial registration with the Securities and Exchange Commission and with various states and the initial public offering of their shares aggregated $63,500 for the Fund and $25,000 for the Portfolio. These expenses are being amortized on a straight-line basis over a five-year period.
F. Futures Contracts-A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. The Fund pays AIM administration fees at an annual rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.475% on the first $500 million of the Portfolio's average daily net assets, plus 0.45% on the next $500 million of the Portfolio's average daily net assets, plus 0.425% on the next $500 million of the Portfolio's average daily net assets, plus 0.40% on of the Portfolio's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.75%, 2.40%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C, and Advisor Class shares, respectively. During the six months ended June 30, 1999, AIM waived fees of $75,485.
  A I M Fund Services, Inc. ("AFS") is the transfer agent of the Fund. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 1999, AFS was paid $46,495 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $23,787, $95,941 and $1,013, respectively, as compensation under the Plans.
  AIM is the pricing and accounting agent for the Portfolio and the Fund. The monthly fee for these services is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% of the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the above pricing and accounting agreement. The Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund.
  AIM Distributors received commissions of $22,248 from sales of the Class A shares of the Fund during the six months ended June 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1999, AIM Distributors received $3,772 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust and Portfolio are officers and directors of AIM, AIM Distributors and AFS.

NOTE 3-INDIRECT EXPENSES

During the six months ended June 30, 1999, the Fund received reductions in custodian fees of $220 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $220 during the six months ended June 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM.

NOTE 5-BANK BORROWINGS

The Fund, along with certain other funds advised and/or administered by AIM, has lines of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the Fund's total assets.
  Effective May 28, 1999, the above lines of credit were replaced by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
  During the six months ended June 30, 1999, the Fund did not borrow under the lines of credit.

NOTE 6-PORTFOLIO SECURITIES LOANED

At June 30, 1999, securities with an aggregate value of $1,103,363 were on loan to brokers. The loans were secured by cash collateral of $1,103,363 received by the Portfolio. For the six months ended June 30, 1999, the Portfolio received fees of $1,692 for securities lending.
  Cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the six months ended June 30, 1999 was $29,433,523 and $10,655,079, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                         $8,629,238
---------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                           (735,726)
---------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                         $7,893,512
===============================================================

Cost of investments for tax purposes is $57,329,108.

NOTE 8-SHARE INFORMATION

Changes in the Fund's shares outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                            JUNE 30, 1999           DECEMBER 31, 1998
                       -----------------------   -----------------------
                        SHARES       AMOUNT       SHARES       AMOUNT
                       ---------   -----------   ---------   -----------
Sold:
  Class A              1,210,881   $25,609,813     472,964   $ 8,362,868
------------------------------------------------------------------------
  Class B                800,272    16,651,824     587,988    10,276,429
------------------------------------------------------------------------
  Class C*                79,144     1,713,711          --            --
------------------------------------------------------------------------
  Advisor Class           19,436       396,782      41,555       747,776
------------------------------------------------------------------------
Issued as
reinvestment of
dividends:
  Class A                     --            --       7,580       134,463
------------------------------------------------------------------------
  Class B                     --            --      16,572       288,515
------------------------------------------------------------------------
  Advisor Class               --            --       1,044        18,735
------------------------------------------------------------------------
Reacquired:
  Class A               (354,574)   (7,088,480)   (424,737)   (7,490,783)
------------------------------------------------------------------------
  Class B               (372,723)   (7,189,722)   (607,196)  (10,477,940)
------------------------------------------------------------------------
  Class C*                (5,258)     (111,501)         --            --
------------------------------------------------------------------------
  Advisor Class           (6,657)     (135,486)    (11,248)     (203,728)
------------------------------------------------------------------------
                       1,370,521   $29,846,941      84,522   $ 1,656,335
------------------------------------------------------------------------

* Class C shares commenced sales May 3, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B, and Advisor Class outstanding during the six months ended June 30, 1999, each of the years in the three-year period ended December 31, 1998 and the period October 18, 1995 (date operations commenced) through December 31, 1995, and for a share of Class C outstanding during May 3, 1999 (date sales commenced) through June 30, 1999.

                                                                                            CLASS A
                                                              ------------------------------------------------------------------
                                                                                                 DECEMBER 31,
                                                              JUNE 30,        --------------------------------------------------
                                                                1999          1998(a)         1997          1996         1995
                                                              --------        -------        -------       -------      -------
Net asset value, beginning of period                          $ 18.13         $17.25         $ 14.65       $ 12.76      $ 11.43
------------------------------------------------------------  -------         ------         -------       -------      -------
Income from investment operations:
  Net investment income(b)                                       0.02(c)        0.04            0.09(c)      (0.01)(c)     0.03(c)
------------------------------------------------------------  -------         ------         -------       -------      -------
  Net gains on securities (both realized and unrealized)         4.58           1.16            3.87           1.9         1.30
------------------------------------------------------------  -------         ------         -------       -------      -------
    Total from investment operations                             4.60           1.20            3.96          1.93         1.33
------------------------------------------------------------  -------         ------         -------       -------      -------
Less distributions:
  Dividends from net investment income                             --             --           (0.03)           --           --
------------------------------------------------------------  -------         ------         -------       -------      -------
  Distributions from net realized gains                            --          (0.32)          (1.33)        (0.04)          --
------------------------------------------------------------  -------         ------         -------       -------      -------
    Total distributions                                            --          (0.32)          (1.36)        (0.04)          --
------------------------------------------------------------  -------         ------         -------       -------      -------
Net asset value, end of period                                $ 22.73         $18.13         $ 17.25       $ 14.65      $ 12.76
------------------------------------------------------------  -------         ------         -------       -------      -------
Total return(d)                                                 25.37%          7.02%          27.23%        15.12%       11.64%
------------------------------------------------------------  -------         ------         -------       -------      -------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $30,835         $9,074         $ 7,688       $ 2,529      $   870
------------------------------------------------------------  -------         ------         -------       -------      -------
Ratio of expenses to average net assets:
  With expense waiver and/or reimbursement                       1.73%(e)       1.74%           1.99%         2.00%        2.00%(f)
============================================================  =======         ======         =======       =======      =======
  Without expense waiver and/or reimbursement                    2.17%(e)       2.11%           2.97%         5.51%       50.54%(f)
============================================================  =======         ======         =======       =======      =======
Ratio of net investment income (loss) to average net assets:
  With expense waiver and/or reimbursement                       0.15%(e)       0.25%           0.56%        (0.10)%       1.10%(f)
============================================================  =======         ======         =======       =======      =======
  Without expense waiver and/or reimbursement                   (0.29)%(e)     (0.08)%         (0.42)%       (3.61)%     (47.44)%(f)
============================================================  =======         ======         =======       =======      =======
Ratio of interest expense to average net assets(f)                 --             --            0.03%           --           --
============================================================  =======         ======         =======       =======      =======
Portfolio turnover rate                                            34%           148%             93%          256%          --
============================================================  =======         ======         =======       =======      =======

(a) The Fund changed Investment Advisors on May 29, 1998.
(b) Before reimbursement the net investment loss per share would have been $(0.03), $(0.02), $(0.07), $(0.50), and $(1.11) for 1999-1995, respectively.
(c) Calculated using average shares outstanding.
(d) Does not deduct sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average net assets of $13,705,005.
(f) Annualized.

                                                                                                   CLASS C
                                                                                                   --------
                                                     CLASS B                                        MAY 3,         ADVISOR CLASS
                       --------------------------------------------------------------------          1999          ------------
                                                           DECEMBER 31,                            THROUGH
                       JUNE 30,        ----------------------------------------------------        JUNE 30,        JUNE 30,
                         1999          1998(a)          1997          1996           1995            1999            1999
                       --------        -------        --------       -------       --------        --------        --------
Net asset value,
  beginning of period  $ 17.79         $ 17.04        $  14.54       $ 12.75       $  11.43        $ 21.07         $ 18.33
---------------------  -------         -------        --------       -------       --------        -------         -------
Income from
  investment
  operations:
  Net investment
    income(b)            (0.05)(c)       (0.08)          (0.01)(c)     (0.10)(c)       0.01(c)       (0.02)(c)        0.05
---------------------  -------         -------        --------       -------       --------        -------         -------
  Net gains on
    securities (both
    realized and
    unrealized)           4.48            1.15            3.83          1.93           1.31           1.18            4.63
---------------------  -------         -------        --------       -------       --------        -------         -------
    Total from
      investment
      operations          4.43            1.07            3.82          1.83           1.32           1.16            4.68
---------------------  -------         -------        --------       -------       --------        -------         -------
Less distributions:
  Dividends from net
    investment income       --              --              --            --             --             --              --
---------------------  -------         -------        --------       -------       --------        -------         -------
  Distributions from
    net realized
    gains                   --           (0.32)          (1.32)        (0.04)            --             --              --
---------------------  -------         -------        --------       -------       --------        -------         -------
    Total
      distributions         --           (0.32)          (1.32)        (0.04)            --             --              --
---------------------  -------         -------        --------       -------       --------        -------         -------
Net asset value, end
  of period            $ 22.22         $ 17.79        $  17.04       $ 14.54       $  12.75        $ 22.23         $ 23.01
---------------------  -------         -------        --------       -------       --------        -------         -------
Total return(d)          24.90%           6.34%          26.44%        14.35%         11.55%          5.51%          25.53%
---------------------  -------         -------        --------       -------       --------        -------         -------
Ratios/supplemental
  data:
Net assets, end of
  period (000s
  omitted)             $31,245         $17,406        $ 16,717       $ 5,503       $  1,254        $ 1,642         $ 1,597
---------------------  -------         -------        --------       -------       --------        -------         -------
Ratio of expenses to
  average net assets:
  With expense waiver
    and/or
    reimbursement         2.38%(e)        2.39%           2.64%         2.65%          2.65%(f)       2.38%(e)        1.38%(e)
=====================  =======         =======        ========       =======       ========        =======         =======
  Without expense
    waiver and/or
    reimbursement         2.82%(e)        2.76%           3.62%         6.16%         51.19%(f)       2.82%(e)        1.82%(e)
=====================  =======         =======        ========       =======       ========        =======         =======
Ratio of net
  investment income
  (loss) to average
  net assets:
  With expense waiver
    and/or
    reimbursement        (0.50)%(e)      (0.40)%         (0.09)%       (0.75)%         0.45%(f)      (0.50)%(e)       0.50%(e)
=====================  =======         =======        ========       =======       ========        =======         =======
  Without expense
    waiver and/or
    reimbursement        (0.94)%(e)      (0.72)%         (1.07)%       (4.26)%       (48.09)%(f)     (0.94)%(e)       0.06%(e)
=====================  =======         =======        ========       =======       ========        =======         =======
Ratio of interest
  expense to average
  net assets(f)             --              --            0.03%           --             --             --              --
=====================  =======         =======        ========       =======       ========        =======         =======
Portfolio turnover
  rate                      34%            148%             93%          256%            --             34%             34%
=====================  =======         =======        ========       =======       ========        =======         =======


                                       ADVISOR CLASS
                       --------------------------------------------------
                                          DECEMBER 31,
                       --------------------------------------------------
                       1998(a)        1997          1996           1995
                       -------       -------       -------       --------
Net asset value,
  beginning of period  $17.37        $ 14.72       $ 12.77       $  11.43
---------------------  ------        -------       -------       --------
Income from
  investment
  operations:
  Net investment
    income(b)            0.07           0.15(c)       0.03(c)        0.04(c)
---------------------  ------        -------       -------       --------
  Net gains on
    securities (both
    realized and
    unrealized)          1.21           3.91          1.96           1.30
---------------------  ------        -------       -------       --------
    Total from
      investment
      operations         1.28           4.06          1.99           1.34
---------------------  ------        -------       -------       --------
Less distributions:
  Dividends from net
    investment income      --          (0.07)           --             --
---------------------  ------        -------       -------       --------
  Distributions from
    net realized
    gains               (0.32)         (1.34)        (0.04)            --
---------------------  ------        -------       -------       --------
    Total
      distributions     (0.32)         (1.41)        (0.04)            --
---------------------  ------        -------       -------       --------
Net asset value, end
  of period            $18.33        $ 17.37       $ 14.72       $  12.77
---------------------  ------        -------       -------       --------
Total return(d)          7.43%         27.78%        15.58%         11.72%
---------------------  ------        -------       -------       --------
Ratios/supplemental
  data:
Net assets, end of
  period (000s
  omitted)             $1,038        $   439       $   191       $     81
---------------------  ------        -------       -------       --------
Ratio of expenses to
  average net assets:
  With expense waiver
    and/or
    reimbursement        1.39%          1.64%         1.65%          1.65%(f)
=====================  ======        =======       =======       ========
  Without expense
    waiver and/or
    reimbursement        1.76%          2.62%         5.16%         50.19%(f)
=====================  ======        =======       =======       ========
Ratio of net
  investment income
  (loss) to average
  net assets:
  With expense waiver
    and/or
    reimbursement        0.60%          0.91%         0.25%          1.45%(f)
=====================  ======        =======       =======       ========
  Without expense
    waiver and/or
    reimbursement        0.23%         (0.07)%       (3.26)%       (47.09)%(f)
=====================  ======        =======       =======       ========
Ratio of interest
  expense to average
  net assets(f)            --           0.03%           --             --
=====================  ======        =======       =======       ========
Portfolio turnover
  rate                    148%            93%          256%            --
=====================  ======        =======       =======       ========

(a) The Fund changed Investment Advisors on May 29, 1998.
(b) Before reimbursement the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.59), and $(1.13) for 1999-1995,
    respectively for Class B, $(0.03) for 1999 for Class C, and $0.01, $0.02, $(0.01), $(0.46) and $(1.10) for 1999-1995, respectively for Advisor Class.
(c) Calculated based upon average shares outstanding during the period.
(d) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average net assets of $19,347,255, $626,937 and $1,245,184 for Class B, Class C and Advisor Class, respectively.
(f) Annualized.

BOARD OF TRUSTEES                        OFFICERS                        OFFICE OF THE FUND

C. Derek Anderson                        Robert H. Graham                11 Greenway Plaza
President, Plantagenet Capital           Chairman and President          Suite 100
Management, LLC (an investment                                           Houston, TX 77046
partnership); Chief Executive Officer,   Dana R. Sutton
Plantagenet Holdings, Ltd.               Vice President and Treasurer    INVESTMENT MANAGER
(an investment banking firm)
                                         Samuel D. Sirko                 A I M Advisors, Inc.
Frank S. Bayley                          Vice President and Secretary    11 Greenway Plaza
Partner, law firm of                                                     Suite 100
Baker & McKenzie                         Melville B. Cox                 Houston, TX 77046
                                         Vice President
Robert H. Graham                                                         TRANSFER AGENT
President and Chief Executive Officer,   Gary T. Crum
A I M Management Group Inc.              Vice President                  A I M Fund Services, Inc.
                                                                         P.O. Box 4739
Arthur C. Patterson                      Carol F. Relihan                Houston, TX 77210-4739
Managing Partner, Accel Partners         Vice President
(a venture capital firm)                                                 CUSTODIAN
                                         Mary J. Benson
Ruth H. Quigley                          Assistant Vice President and    State Street Bank and Trust Company
Private Investor                         Assistant Treasurer             225 Franklin Street
                                                                         Boston, MA 02110
                                         Sheri Morris
                                         Assistant Vice President and    COUNSEL TO THE FUND
                                         Assistant Treasurer
                                                                         Kirkpatrick & Lockhart LLP
                                         Nancy L. Martin                 1800 Massachusetts Avenue, N.W.
                                         Assistant Secretary             Washington, D.C. 20036-1800

                                         Ofelia M. Mayo                  COUNSEL TO THE TRUSTEES
                                         Assistant Secretary
                                                                         Paul, Hastings, Janofsky & Walker LLP
                                         Kathleen J. Pflueger            Twenty Third Floor
                                         Assistant Secretary             555 South Flower Street
                                                                         Los Angeles, CA 90071

                                                                         DISTRIBUTOR

                                                                         A I M Distributors, Inc.
                                                                         11 Greenway Plaza
                                                                         Suite 100
                                                                         Houston, TX 77046

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                 MONEY MARKET FUNDS                                A I M Management Group Inc.
AIM Aggressive Growth Fund(1)                AIM Money Market Fund                             has provided leadership in the
AIM Blue Chip Fund                           AIM Tax-Exempt Cash Fund                          mutual-fund industry since
AIM Capital Development Fund                                                                   1976 and managed approximately
AIM Constellation Fund                       INTERNATIONAL GROWTH FUNDS                        $121 billion in assets for
AIM Dent Demographic Trends Fund             AIM Advisor International Value Fund              more than 6.3 million
AIM Large Cap Growth Fund                    AIM Asian Growth Fund                             shareholders, including
AIM Mid Cap Equity Fund(A)                   AIM Developing Markets Fund                       individual investors,
AIM Select Growth Fund                       AIM Europe Growth Fund                            corporate clients and
AIM Small Cap Growth Fund(B)                 AIM European Development Fund                     financial institutions, as of
AIM Small Cap Opportunities Fund             AIM International Equity Fund                     June 30, 1999.
AIM Value Fund                               AIM Japan Growth Fund                                 The AIM Family of
AIM Weingarten Fund                          AIM Latin American Growth Fund                    Funds--Registered Trademark--
                                             AIM New Pacific Growth Fund                       is distributed nationwide, and
GROWTH & INCOME FUNDS                                                                          AIM today is the 10th-largest
AIM Advisor Flex Fund                        GLOBAL GROWTH FUNDS                               mutual-fund complex in the
AIM Advisor Large Cap Value Fund             AIM Global Aggressive Growth Fund                 United States in assets under
AIM Advisor Real Estate Fund                 AIM Global Growth Fund                            management, according to
AIM Balanced Fund                                                                              Strategic Insight, an
AIM Basic Value Fund(C)                      GLOBAL GROWTH & INCOME FUNDS                      independent mutual-fund
AIM Charter Fund                             AIM Global Growth & Income Fund                   monitor.
                                             AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund                       GLOBAL INCOME FUNDS
AIM High Yield Fund                          AIM Emerging Markets Debt Fund(D)
AIM High Yield Fund II                       AIM Global Government Income Fund
AIM Income Fund                              AIM Global Income Fund
AIM Intermediate Government Fund             AIM Strategic Income Fund
AIM Limited Maturity Treasury Fund
                                             THEME FUNDS
TAX-FREE INCOME FUNDS                        AIM Global Consumer Products and Services Fund
AIM High Income Municipal Fund               AIM Global Financial Services Fund
AIM Municipal Bond Fund                      AIM Global Health Care Fund
AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Infrastructure Fund
AIM Tax-Free Intermediate Fund               AIM Global Resources Fund
                                             AIM Global Telecommunications and Technology Fund(E)
                                             AIM Global Trends Fund(F)


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                         [AIM FUNDS LOGO APPEARS HERE]

                 INVEST WITH DISCIPLINE--Registered Trademark--